Exhibit 10(a)75









                              SUPPLEMENTAL BENEFIT PLAN

                                         FOR

                           SOUTHERN COMPANY SERVICES, INC.

                                         AND

                        SOUTHERN ELECTRIC INTERNATIONAL, INC.
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                              SUPPLEMENTAL BENEFIT PLAN
                                         FOR
                           SOUTHERN COMPANY SERVICES, INC.
                                         AND
                        SOUTHERN ELECTRIC INTERNATIONAL, INC.


                                                                 Page

          ARTICLE I - PURPOSE AND ADOPTION OF PLAN . . . . . . .    1

               1.1       Adoption . . . . . . . . . . . . . . . .   1

               1.2       Purpose. . . . . . . . . . . . . . . . .   1


          ARTICLE II - DEFINITIONS . . . . . . . . . . . . . . .    2

               2.1       Account. . . . . . . . . . . . . . . . .   2

               2.2       Affiliated Employer. . . . . . . . . . .   2

               2.3       Beneficiary. . . . . . . . . . . . . . .   2

               2.4       Board of Directors . . . . . . . . . . .   2

               2.5       Code . . . . . . . . . . . . . . . . . .   2

               2.6       Common Stock . . . . . . . . . . . . . .   2

               2.7       Company. . . . . . . . . . . . . . . . .   2

               2.8       Deferred Compensation Plan . . . . . . .   2

               2.9       Effective Date . . . . . . . . . . . . .   3

               2.10      Employee . . . . . . . . . . . . . . . .   3

               2.11      Employing Company. . . . . . . . . . . .   3

               2.12      ESOP . . . . . . . . . . . . . . . . . .   3

               2.13      Non Pension Benefit. . . . . . . . . . .   3



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               2.14      Participant. . . . . . . . . . . . . . .   3

               2.15      Pension Benefit. . . . . . . . . . . . .   3

               2.16      Pension Plan . . . . . . . . . . . . . .   4

               2.17      Plan . . . . . . . . . . . . . . . . . .   4

               2.18      Plan Year. . . . . . . . . . . . . . . .   4

               2.19      Savings Plan. . . . . . . . . . . . . .    4



          ARTICLE III - ADMINISTRATION OF PLAN . . . . . . . . .    4

               3.1       Administrator. . . . . . . . . . . . . .   4

               3.2       Powers . . . . . . . . . . . . . . . . .   5

               3.3       Duties of the Board of
                           Directors. . . . . . . . . . . . . . .   5

               3.4       Indemnification. . . . . . . . . . . . .   7


          ARTICLE IV - ELIGIBILITY . . . . . . . . . . . . . . .    7

               4.1       Eligibility Requirements . . . . . . . .   7

               4.2       Determination of Eligibility . . . . . .   8


          ARTICLE V - BENEFITS . . . . . . . . . . . . . . . . .    8

               5.1       Pension Benefit. . . . . . . . . . . . .   8

               5.2       Non Pension Benefit. . . . . . . . . . .  10

               5.3       Distribution of Benefits . . . . . . . .  13

               5.4       Funding of Benefits. . . . . . . . . . .  16

               5.5       Withholding. . . . . . . . . . . . . . .  16


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          ARTICLE VI - MISCELLANEOUS . . . . . . . . . . . . . .   17

               6.1       Assignment . . . . . . . . . . . . . . .  17

               6.2       Amendment and Termination. . . . . . . .  17

               6.3       No Guarantee of Employment . . . . . . .  18

               6.4       Construction . . . . . . . . . . . . . .  18



































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                              SUPPLEMENTAL BENEFIT PLAN
                                         FOR
                           SOUTHERN ELECTRIC SERVICES, INC.
                                         AND
                        SOUTHERN ELECTRIC INTERNATIONAL, INC.



                       ARTICLE I - PURPOSE AND ADOPTION OF PLAN

               1.1   Adoption:     Southern  Company  Services,   Inc.  and

          Southern Electric International, Inc. hereby  adopt and establish the Supplemental Benefit Plan for Southern Company Services, Inc.

          and Southern Electric International,  Inc.  The Plan shall  be an unfunded deferred compensation  arrangement whose benefits  shall

          be  paid  solely  from  the  general  assets   of  the  Employing

          Companies.

               1.2   Purpose:   The  Plan  is designed  to provide  certain

          retirement and other deferred compensation benefits primarily for a  select group  of  management or  highly compensated  employees which are  not otherwise payable or cannot  otherwise be provided by the Employing  Companies under the Pension  Plan for Employees of Southern Company Services, Inc., the Employee Savings Plan for

          The  Southern Company  System, and  the Employee  Stock Ownership

          Plan  of  The  Southern  Company  System,  as  a  result  of  the limitations set forth under  Sections 401(a)(17), 402(g), and 415





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          of the  Internal Revenue Code  of 1986, as  amended from time  to time.



                                ARTICLE II DEFINITIONS

               2.1   "Account"  shall   mean   the  account   or   accounts

          established and maintained by an Employing Company to reflect the

          interest  of   a  Participant  in  the  Plan   resulting  from  a

          Participant's  Non Pension Benefit  calculated in accordance with

          Section 5.2.

               2.2   "Affiliated Employer" shall mean any corporation which

          is a member of the controlled group of  corporations of which The

          Southern Company is the common parent corporation.

               2.3   "Beneficiary" shall mean any person, estate, trust, or

          organization  entitled to receive any payment under the Plan upon the death of a Participant.

               2.4   "Board of Directors" shall mean the Board of Directors

          of the Company.

               2.5   "Code" shall  mean the Internal Revenue  Code of 1986,

          as amended from time to time.

               2.6   "Common Stock" shall mean common stock of The Southern

          Company.

               2.7   "Company" shall mean Southern Company Services, Inc.



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               2.8   "Deferred Compensation Plan"  shall mean the  Deferred

          Compensation Plan  for The  Southern Electric System,  as amended from  time to  time,  following its  adoption  by the  Boards  of

          Directors of Employing Companies.

               2.9   "Effective  Date" shall  mean  January 1,  1983.   The

          Effective  Date  of this  amendment  and  restatement shall  mean

          January 1, 1988.

               2.10  "Employee" shall  mean  any person  who  is  currently employed by an Employing Company.

               2.11  "Employing Company" shall  mean the Company,  Southern

          Electric International, Inc., and  any affiliate or subsidiary of

          The Southern Company which  the Board of Directors may  from time to time determine  to bring under the Plan and  which shall adopt

          the  Plan, and  any  successor of  any  of them.   The  Employing

          Companies as  of January 1,  1988 are Southern  Company Services,

          Inc. and Southern Electric International, Inc.

               2.12  "ESOP" shall mean the Employee Stock Ownership Plan of

          The Southern Company System, as amended from time to time.

               2.13  "Non Pension Benefit" shall mean the benefit described in Section 5.2.







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               2.14  "Participant"  shall  mean   an  Employee  or   former

          Employee of  an  Employing Company  who  is eligible  to  receive benefits provided by the Plan.

               2.15  "Pension Benefit"  shall mean the benefit described in

          Section 5.1.

               2.16  "Pension Plan" shall mean  the defined benefit pension plan maintained  by an Employing Company  or Affiliated Employer,

          as amended from time to time.

               2.17  "Plan" shall  mean the Supplemental  Benefit Plan  for

          Southern   Company   Services,   Inc.   and   Southern   Electric

          International, Inc., as amended from time to time.

               2.18  "Plan Year" shall mean the calendar year.

               2.19  "Savings Plan"  shall mean  the Employee  Savings Plan for The Southern Company System, as amended from time to time.

               Where the context requires, the definitions of all terms set forth in  the Pension Plan,  the ESOP,  the Savings Plan  and the

          Deferred  Compensation  Plan shall  apply  with  equal force  and effect for  purposes of interpretation and  administration of the

          Plan, unless said terms are otherwise specifically defined in the

          Plan.   The masculine pronoun  shall be construed  to include the

          feminine pronoun and the singular shall include the plural, where the context so requires.



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                          ARTICLE III ADMINISTRATION OF PLAN

               3.1   Administrator.  The general administration of the Plan

          shall be placed in the Board of Directors.

               3.2   Powers.   The Board of Directors  shall administer the

          Plan  in  accordance with  its terms  and  shall have  all powers

          necessary  to  carry   out  the  provisions  of   the  Plan  more

          particularly set forth herein.   It shall interpret the  Plan and

          shall determine  all  questions arising  in  the  administration,

          interpretation   and  application   of  the   Plan.     Any  such

          determination by  it  shall  be conclusive  and  binding  on  all persons.  It may adopt such regulations as it deems desirable for

          the conduct of  its affairs.   It may  appoint such  accountants,

          counsel,  actuaries, specialists  and other  persons as  it deems necessary or  desirable in connection with  the administration of this Plan, and shall be the agent for the service of process.

               3.3   Duties of the Board of Directors.

                     (a)  The Board  of Directors  is  responsible for  the

          daily administration of the  Plan.  It may appoint  other persons or entities to perform any of its fiduciary functions.  The Board of Directors and any such appointee may employ advisors and other persons  necessary or convenient to help it carry out its duties,

          including its fiduciary  duties.   The Board  of Directors  shall



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          have  the right to remove  any such appointee  from his position.

          Any person, group of persons or entity may serve in more than one fiduciary capacity.

                     (b)  The  Board of  Directors shall  maintain accurate

          and  detailed records and  accounts of Participants  and of their rights  under  the  Plan  and  of  all  receipts,  disbursements,

          transfers  and  other transactions  concerning  the  Plan.   Such

          accounts, books and records relating thereto shall be open at all reasonable times to inspection and audit by persons designated by the Board of Directors.

                     (c)  The  Board of  Directors  shall  take  all  steps

          necessary  to ensure that the  Plan complies with  the law at all times.  These steps  shall include such items as  the preparation

          and   filing  of  all   documents  and  forms   required  by  any

          governmental  agency;  maintaining   of  adequate   Participants'

          records; recording and transmission of all notices required to be given to  Participants and  their Beneficiaries; the  receipt and dissemination,  if  required,  of  all  reports  and  information received  from an  Employing Company;  securing of  such fidelity bonds as  may  be required  by  law; and  doing  such other  acts

          necessary for the proper  administration of the Plan.   The Board

          of  Directors shall keep  a record of all  of its proceedings and



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          acts, and shall keep all such books of account, records and other data as may be necessary for proper administration of the Plan.

               3.4   Indemnification.    The   Employing  Companies   shall

          indemnify  the  Board of  Directors against  any and  all claims,

          losses, damages, expenses and liability arising from an action or failure  to  act, except  when  the  same is  finally  judicially determined to  be due to gross negligence  or willful misconduct.

          The  Employing  Companies  may  purchase  at  their  own  expense sufficient  liability insurance  for  the Board  of Directors  to cover any and  all claims, losses,  damages and expenses  arising from  any action  or  failure  to  act  in  connection  with  the execution of the duties as Board of Directors.



                                ARTICLE IV ELIGIBILITY

               4.1   Eligibility  Requirements.    All Employees  (a) whose

          benefits under the  Pension Plan of  their Employing Company  are limited by the  limitations set forth in  Sections 401(a)(17) and

          415 of  the Code, (b) for  whom contributions by  their Employing

          Company  to the Savings Plan  are limited by  the limitations set forth in Sections 401(a)(17), 401(k),  401(m), 402(g) and 415  of

          the  Code,  or  (c) for  whom contributions  by  their  Employing

          Company to the ESOP are  limited by the limitations set forth  in



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          Sections 401(a)(17) and  415 of  the Code, shall  be eligible  to receive benefits under the Plan.

               4.2   Determination  of Eligibility.  The Board of Directors

          shall  determine  which  Employees are  eligible  to participate.

          Upon  becoming a Participant, an Employee shall be deemed to have assented to  the Plan  and to  any amendments  hereafter adopted.

          The  Board  of  Directors  shall  be  authorized  to  rescind the eligibility of  any Participant if  necessary to insure  that the

          Plan  is  maintained  primarily  for  the  purpose  of  providing deferred  compensation to a select  group of management or highly

          compensated  employees  under  the  Employee   Retirement  Income

          Security Act of 1974, as amended.



                                  ARTICLE V BENEFITS

               5.1   Pension Benefit.

                     (a)  If  a Participant  has  Accredited  Service  with

          respect to the  Pension Plan  of his Employing  Company, but  not

          with respect to the  Pension Plan of any other  Employing Company or Affiliated Employer, he shall be entitled to a Pension Benefit equal  to that portion of his Retirement Income under the Pension

          Plan of his  Employing Company  which is not  payable under  such





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          Pension Plan as a  result of the limitations imposed  by Sections

          401(a)(17), 415(b), and 415(e) of the Code.

                     (b)  If  a  Participant  has Accredited  Service  with

          respect to the  Pension Plan  of his Employing  Company and  with respect to the Pension Plan of any other Employing Company or one or more Affiliated Employers, his  Pension Benefit payable by his

          Employing   Company,   his  former   Employing   Company,  and/or

          Affiliated  Employer(s) shall  be equal  to that  portion of  his combined  Retirement Income under each Pension  Plan which is not payable  under  any of  such Pension  Plans  as a  result  of the limitations described  by Sections 401(a)(17), 415(b), and 415(e)

          of  the Code, multiplied by a fraction, the sum of the individual fractions not  to exceed one (1),  the numerator of which  is his years  of  Accredited Service  under  the  Pension  Plan of  each

          Employing Company  or  Affiliated Employer  and  the  denominator which  is his total years of Accredited Service under the Pension

          Plans of all of his Employing Companies and Affiliated Employers.

                     (c)  For  purposes of  this Section  5.1,  the Pension

          Benefit  of  a Participant  shall  be  calculated  based  on  the

          Participant's Earnings that are considered under the Pension Plan of his  Employing Company  in calculating his  Retirement Income,

          without regard to the  limitation of Section 401(a)(17)  of Code,



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          but excluding any portion of his Compensation he may have elected to defer under the Deferred Compensation Plan.

                     (d)  To  the extent  that  a Participant's  Retirement

          Income  under a  Pension Plan is  recalculated as a  result of an amendment to such Pension Plan in order to increase the amount of his Retirement  Income, the  Participant's Pension  Benefit shall also be  recalculated in order to properly  reflect such increase in determining payments of the Participant's Pension Benefit made on or after the effective date of such increase.

               5.2   Non Pension Benefit.

                     (a)  A Participant shall be  entitled to a Non Pension

          Benefit which is determined  under this Section 5.2.  An  Account shall  be  established  for  the  Participant  by  his  Employing

          Company,  as of  his initial  Plan Year  of participation  in the

          Plan,  and  by   each  other  Employing  Company   by  which  the

          Participant  is  subsequently  employed.   Each  Plan  Year  such

          Account shall be credited with an amount equal to the amount that his Employing Company is  prohibited from contributing (1) to the

          Savings Plan on  behalf of  the Participant  as a  result of  the limitations  imposed  by  Sections  401(a)(17),  401(k),  401(m),

          402(g), 415(c), and  415(e) of  the Code and  (2) to the ESOP  on





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          behalf  of the Participant as a result of the limitations imposed by Sections 401(a)(17), 415(c), and 415(e) of the Code.

                     (b)  For purposes of this Section 5.2, the Non Pension

          Benefit  of  a  Participant  shall  be calculated  based  on  the

          Participant's  Compensation that  would have  been considered  in calculating allocations  to his  accounts under the  Savings Plan and ESOP, without regard to the limitations of Section 401(a)(17)

          or Section 402(g) of  the Code, but excluding any portion  of his

          Compensation  he may  have  elected to  defer under  the Deferred

          Compensation Plan.

                     (c)  All  amounts so  credited to  the Account  of the

          Participant shall be deemed to be invested in the Common Stock at the same  time that such amounts  would have been so  invested if they had been contributed by his Employing Company to the Savings

          Plan or the ESOP, as  the case may be.  In addition, such Account shall  be  credited  with  respect  to  shares  of  Common  Stock allocated to the Participant's Account as follows:

                          (1)  In   the  case   of  cash   dividends,  such

               additional shares  as could be purchased  with the dividends which  would have been  payable if  the credited  shares had been outstanding;





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                          (2)  In the case of dividends payable in property

               other than cash or Common  Stock, such additional shares  as could  be purchased  with  the  fair  market  value  of  the property  which  would have  been  payable  if the  credited shares had been outstanding; or

                          (3)  In the  case of dividends payable  in Common

               Stock, such additional shares as would have been payable  on the credited shares if they had been outstanding.

                     (d)  As soon as practicable following the first day of

          his  eligibility  to have  benefits  credited to  his  Account, a

          Participant shall designate in writing on a form to be prescribed by  the Company the method of payment of his Account, which shall be  the  payment of  a  single lump  sum  or a  series  of annual

          installments  not  to   exceed  twenty  (20).    The   method  of

          distribution initially  designated by a Participant  shall not be revoked  and  shall  govern  the  distribution  of  each  Account established for the  benefit of the Participant  by his Employing

          Companies.  Notwithstanding, in the sole discretion of  the Board of  Directors upon application by  the Participant, the method of distribution designated  by such Participant may  be modified not

          prior   to  395  days  nor  later  than   365  days  prior  to  a

          Participant's date of separation from service  in order to change



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          the  form of distribution of  his Account in  accordance with the terms  of the Plan.  Each Participant, his Beneficiary, and legal representative  shall be bound as to any action taken pursuant to the method of distribution elected by a Participant and the terms of the Plan.

               5.3   Distribution of Benefits.

                     (a)  The  Pension Benefit, as determined in accordance

          with Section 5.1, shall  be payable in monthly increments  on the first day of  the month concurrently with and  in the same manner as the  Participant's Retirement  Income under the  Pension Plan.

          The Beneficiary of a Participant's  Pension Benefit shall be  the same as  the beneficiary  of the Participant's  Retirement Income under the Pension Plan.

                     (b)  When a Participant terminates his employment with

          an  Employing  Company, said  Participant  shall  be entitled  to receive  the  market value  of any  shares  of Common  Stock (and fractions  thereof) reflected  in  any Account  maintained by  an

          Employing Company for his benefit under the Plan in a single lump sum  distribution or  annual  installments not  to exceed  twenty

          (20).  Such distribution shall be made not later than sixty  (60)

          days following the  close of  the calendar quarter  in which  his termination  of  employment  occurs,  or as  soon  as  reasonably



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          practicable thereafter.   The  transfer by a  Participant between

          companies  in the Southern electric system shall not be deemed to

          be a termination  of employment  with an Employing  Company.   No

          portion of a Participant's Account shall be distributed in Common

          Stock.

                     (c)  In the event a  Participant elects to receive the

          distribution  of his  Account in  annual installments,  the first payment  shall be made not  later than sixty  (60) days following the close of  the calendar  quarter in which  his termination  of

          employment   occurs,  or   as  soon  as   reasonably  practicable

          thereafter,  and shall be  an amount equal to  the balance in the

          Participant's Account divided by the number of annual installment

          payments.    Each subsequent  annual payment  shall be  an amount

          equal  to the balance in the Participant's Account divided by the number of the remaining annual  payments and shall be due  on the

          anniversary  of  the preceding  payment date.    No portion  of a

          Participant's Account shall be distributed in Common Stock.

                     (d)  Upon  the death  of  a Participant,  or a  former

          Participant  prior to the payment of all amounts credited to said

          Participant's  Account, the unpaid  balance shall be  paid in the sole discretion of the  Board of Directors (1) in  a lump sum  to the designated Beneficiary of a Participant or former Participant



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          within sixty  (60)  days  following the  close  of  the  calendar quarter in which the  Board of Directors is provided  evidence of the  Participant's death  (or as  soon as  reasonably practicable thereafter)  or (2) in  accordance with  the  distribution method

          chosen  by   such  Participant   or  former  Participant.     The

          Beneficiary  designation may  be  changed by  the Participant  or former Participant at any  time without the consent of  the prior

          Beneficiary.   In the event  a Beneficiary designation  is not on

          file  or the  designated  Beneficiary is  deceased  or cannot  be located, payment will be made to the estate of the Participant or former Participant.  No portion of a  Participant's Account shall be distributed in Common Stock.

                     (e)  Upon  the total  disability of  a Participant  or

          former  Participant,  as   determined  by  the  Social   Security

          Administration, the unpaid  balance of his Account  shall be paid in the  sole discretion of the  Board of Directors (1) in  a lump sum  to  the Participant  or  former  Participant, or  his  legal representative within  sixty (60) days following the notification of the Board of  Directors of the determination of  disability by the  Social Security  Administration  (or as  soon as  reasonably

          practicable   thereafter)   or   (2) in   accordance   with   the

          distribution  method  elected  by  such  Participant   or  former



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          Participant.   No  portion of  a Participant's  Account  shall be

          distributed in Common Stock.

                     (f)  The Board  of Directors  in  its sole  discretion

          upon   application  made   by  the   Participant,   a  designated

          Beneficiary,  or their  legal  representative,  may determine  to accelerate payments or, in the event of death or total disability

          (as determined  by Social Security Administration),  to extend or otherwise  make payments in a manner different from the manner in which such payment would be made under the method of distribution elected by the Participant in the absence of such determination.

               5.4   Funding   of   Benefits.      Any   Employing  Company

          maintaining an Account for the benefit of a Participant shall not reserve  or  otherwise set  aside funds  for  the payment  of its obligations  under the Plan,  and such obligations  shall be paid solely  from  the  general  assets of  the  Employing  Companies.

          Notwithstanding that  a Participant shall be  entitled to receive the balance of his Account under the Plan, the assets  from which such  amount shall  be paid  at all  times remain subject  to the claims of the creditors of the Participant's Employing Companies.

               5.5   Withholding.  There shall be deducted from the payment

          of any Pension Benefit  or Non Pension Benefit due under the Plan the amount of any  tax required by any governmental  authority to



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          be  withheld  and  paid over  by  an  Employing  Company to  such governmental  authority for  the  account of  the Participant  or

          Beneficiary entitled to such payment.



                               ARTICLE VI MISCELLANEOUS

               6.1   Assignment.  Neither the Participant, his Beneficiary,

          or  his legal  representative  shall  have  any rights  to  sell,

          assign, transfer  or otherwise  convey the  right to  receive the payment  of  any  Pension  Benefit  or  Non  Pension Benefit  due

          hereunder,  which payment  and  the right  thereto are  expressly declared to be nonassignable and nontransferable.  Any attempt to assign or transfer the  right to payment under the  Plan shall be null and void and of no effect.

               6.2   Amendment and Termination.  The Plan may be amended or

          terminated at any time  by the Board of Directors,  provided that no amendment or termination shall cause a forfeiture or reduction in any  benefits accrued  as  of the  date of  such amendment  or termination.











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               6.3   No Guarantee of  Employment.  Participation  hereunder

          shall  not be construed  as creating  any contract  of employment between  any Employing  Company and  a Participant, nor  shall it limit the right  of an Employing  Company to suspend,  terminate,

          alter,  modify,   whether  or  not  for   cause,  the  employment

          relationship between such Employing Company and a Participant.

               6.4   Construction.    This  Plan  shall   be  construed  in

          accordance with and governed by the laws of the State of Georgia,

          to the extent such laws are not otherwise superseded by the  laws of the United States.



               IN  WITNESS WHEREOF,  the  Plan has  been  executed by  duly authorized officers of Southern  Company Services, Inc., pursuant to resolutions  of  the  Board  of  Directors  of  the  Employing

          Companies, this        day of               ,     .


                                       SOUTHERN COMPANY SERVICES, INC.

              (CORPORATE SEAL)

                                       By:
                                             Thomas A. Nunnelly
                                             Executive Vice President

          Attest:
                    Tommy Chisholm
                    Secretary

          [adamscl] h:\wpdocs\mtd\southern\scssupbe.ft


                                         -18-
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